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                                                                   Exhibit 10.10

                                 AMENDMENT NO. 4

                                     to the

                                License Agreement

                             Effective June 1, 1987

                                     Between

                               STANFORD UNIVERSITY

                                       and

                                NEORX CORPORATION

        Effective as of July 11, 1997, THE BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERITY, a body having corporate powers under the laws of the State of California ("STANFORD") and NEORX CORPORATION, a Washington Corporation, having a principal place of business at 410 W. Harrison, Seattle, Washington 98119 ("NEORX"), agree as follows:

                                    AMENDMENT

        2.3 - Paragraph 12.3(a) of the License is hereby amended to read in its entirety, as follows:

        12.3 (a) - Sublicense terms and conditions shall reflect that any sublicensee shall not further sublicense; provided, however, that NEORX's proposed sublicensee, JANSSEN PHARMACEUTICA, may further sublicense provided that notification is sent to STANFORD upon signing of the sublicense and that any sub-sublicensee may not further sublicense; and

        IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 4 in duplicate originals by their duly authorized officers or representatives.

THE BOARD OF TRUSTEES                         NEORX CORPORATION
OF THE LELAND STANFORD
JUNIOR UNIVERSITY

By      /s/ [SIGNATURE ILLEGIBLE]             By     /s/ PAUL G. ABRAMS
        --------------------------------             ---------------------------

Title   Director Technology Licensing         Title  President & CEO
        --------------------------------             ---------------------------

Date    July 15, 1997                         Date   7/11/97
        --------------------------------             ---------------------------